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                                                                   EXHIBIT 23(b)



                              ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement of InSight Health Services Corp., on Form S-8 of our report dated September 13, 1996 on the financial statements of InSight Health Services Corp. incorporated by reference in the Registration Statement and to all references to our Firm included in this Registration Statement.



                                        /s/ ARTHUR ANDERSEN LLP

                                        ARTHUR ANDERSEN LLP

Orange County, California
November 4, 1996